UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2010

FLORHAM CONSULTING CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52634	20-2329345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

845 Third Avenue, 6th Floor, New York, New York 10022
Telephone No.: (646) 290-5290
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On June 30, 2010, Florham Consulting Corp. (the “Company”) consummated a private offering with two accredited investors and/or qualified institutional buyers (the “Investors”) pursuant to which the Company sold and issued to the Investors (i) an aggregate of $150,000 of the Company’s 13.5% Promissory Notes (the “Notes”) due September 30, 2010 (the “Maturity Date”); and (ii) Warrants (the “Warrants”) to purchase an aggregate of 70,500 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $0.50 per share, subject to certain adjustments as set forth therein, beginning on June 30, 2010 through June 30, 2015. Proceeds in the amount of $150,000 will be used by the Company for working capital and general corporate purposes.

The Notes pay interest at a rate of 13.5% per annum; provided that, in the event that the principal amount of the Notes is not repaid in full on or prior to the Maturity Date, interest at the rate equal to the lesser of (i) the maximum legally permitted interest rate, and (ii) 18% per annum, shall accrue on the balance of any unpaid principal and accrued interest from the Maturity Date until such balance is paid.

The foregoing is a summary of certain material terms and conditions of the Notes and the Warrants, and not a complete discussion of such securities.  Accordingly, the foregoing is qualified in its entirety by reference to the full text of those securities attached to this Current Report on Form 8-K in Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.  The Company’s issuance of the Notes and Warrants were made in reliance upon the exemption from registration for non-public offerings under §4(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Promissory Note of Florham Consulting Corp. dated as of June 30, 2010.

10.2	Form of Warrant to Purchase Shares of Common Stock of Florham Consulting Corp. dated as of June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORHAM CONSULTING CORP.

Date: July 1, 2010	By:	/s/ Joseph J. Bianco
Joseph J. Bianco
Chief Executive Officer